UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2023

Spirit AeroSystems Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33160	20-2436320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 South Oliver, Wichita, Kansas 67210
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (316) 526-9000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	SPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 26, 2023, Spirit AeroSystems Holdings, Inc. (the “Company”) held its 2023 annual meeting of stockholders. The following is a summary of the voting results for each matter presented at the Company’s 2023 annual meeting of stockholders.

Proposal 1: Election of Directors. The stockholders elected the following eleven nominees to serve as directors until the 2024 annual meeting of stockholders and until the election and qualification of his or her respective successor, subject to each director’s earlier death or disability. Voting results for this proposal follow.

Name of Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Stephen A. Cambone	71,810,640	1,079,488	93,289	9,821,584
Irene M. Esteves	72,123,968	763,757	95,692	9,821,584
William A. Fitzgerald	68,151,871	4,738,139	93,407	9,821,584
Paul E. Fulchino	62,568,550	10,321,037	93,830	9,821,584
Thomas C. Gentile III	70,549,828	2,329,520	104,069	9,821,584
Robert D. Johnson	62,964,980	9,865,926	152,511	9,821,584
Ronald T. Kadish	63,095,960	9,791,524	95,933	9,821,584
John L. Plueger	69,195,935	3,689,419	98,063	9,821,584
James R. Ray Jr.	69,198,573	3,674,290	110,554	9,821,584
Patrick M. Shanahan	69,194,810	3,703,410	85,197	9,821,584
Laura H. Wright	62,010,977	10,873,832	98,608	9,821,584

Proposal 2: Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation. The stockholders approved, on a non-binding, advisory basis, voting annually on the compensation of the Company’s named executive officers. Voting results for this proposal follow.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
70,506,570	45,055	2,388,299	43,493	9,821,584

Proposal 3: Advisory Vote on Executive Compensation. The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. Voting results for this proposal follow.

Votes For	Votes Against	Abstentions	Broker Non-Votes
66,486,753	6,424,190	72,474	9,821,584

Proposal 4: Approval of the Company’s Amended and Restated 2014 Omnibus Incentive Plan. The stockholders approved the Company’s Amended and Restated 2014 Omnibus Incentive Plan. Voting results for this proposal follow.

Votes For	Votes Against	Abstentions	Broker Non-Votes
55,959,743	16,670,510	353,164	9,821,584

Proposal 5: Ratification of Selection of Independent Registered Public Accounting Firm. The stockholders ratified the selection of Ernst & Young LLP as the Company’s registered public accounting firm for fiscal year 2023. Voting results for this proposal follow.

Votes For	Votes Against	Abstentions
80,158,768	2,599,805	46,428

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT AEROSYSTEMS HOLDINGS, INC.

Date: April 28, 2023	/s/ Mindy McPheeters
	Name:	Mindy McPheeters
	Title:	Senior Vice President, General Counsel and Corporate Secretary